Optionee:_____________________

                                                Address:______________________


                       PREFERRED EMPLOYERS HOLDINGS, INC.

                         FORM OF STOCK OPTION AGREEMENT


     This  STOCK  OPTION   AGREEMENT,   dated  as  of  ___________,   19__  (the
"Agreement"), by and among PREFERRED EMPLOYERS HOLDINGS, INC., a Delaware corporation (the "Company"), ________________ ("Optionee") and HOWARD ODZER ("Grantor"), is entered into pursuant to the Share Escrow Agreement, dated as of November ___, 1997, by and among the Company, Grantor and Baer Marks & Upham LLP, a New York limited liability partnership, as Escrow Agent (the "Escrow Agreement").

     PURSUANT TO THE ESCROW AGREEMENT, it is agreed as follows:

     1. Grant of Option. Grantor hereby grants to the Optionee on the date hereof the right and option (the "Option") to purchase an aggregate of ______ shares of Common Stock, $.01 par value per share, of the Company (the "Shares"), which are currently held in escrow by the Company on behalf of Grantor pursuant to the terms of the Escrow Agreement.

     2. Payment; Term. (a) The exercise price of the Option is $______ per Share which shall be paid in cash or by certified or bank cashier's check payable to the order of the Grantor at the time of exercise. Payment in full shall be required before the issuance of any Shares pursuant to this Option. In addition, before or concurrently with delivery to the Optionee of a Certificate representing such Shares, the Optionee shall pay to the Company any amount necessary to satisfy applicable federal, state, or local tax requirements.

     (b) The Option granted herein shall expire on ________ __, 2001. [the fifth anniversary of the date of the prospectus filed with the Securities and Exchange Commission on behalf of the Company in connection with the Company's initial public offering].

     3. Exercise of Option. (a) Subject to Section 2(b) above, the Optionee may exercise, on a cumulative basis, the Option granted hereby in accordance with the following:

     (i) on or after the date hereof, up to ___% (ignoring fractional Shares) of the total number of Shares subject to this Option;

     (ii) on or after the date which is one year after the date hereof, up to ___% (ignoring fractional Shares) of the total number of Shares subject to this Option;

     (iii) on or after the date which is two years after the date of the grant, up to ___% (ignoring fractional Shares) of the total number of Shares subject to this Option; and

     (iv) on or after the date which is three years after the date of the grant, the remaining Shares subject to this Option.

     (b) The Optionee may exercise the Option (to the extent it is then exercisable) by delivering to the Company a written notice duly signed by the Optionee stating the number of Shares that the Optionee has elected to purchase and accompanied by payment (by certified check or bank cashier's check) of an amount equal to the full purchase price for the Shares to be purchased. Within twenty days after receipt by the Company of such notice and payment, the Company shall (subject to Section 12 of this Agreement) issue from escrow the Shares in the name of the Optionee or assignee and deliver the certificate therefor to the Optionee. No Shares shall be issued until full payment therefor has been made.

     4. Non-Transferability of Option. The Option may be transferred only by will or the laws of descent and distribution, and the Option may be exercised during the Optionee's lifetime only by the Optionee or by the Optionee's legal representative.

     5. Tax Status. It is not intended that this option qualify as an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended. In addition, the Optionee hereby agrees that no representation has been made to him by the Company or the Grantor with respect to the tax consequences of (i) the Option granted hereby, (ii) any transfer of the Option granted hereby, (iii) the exercise of the Option granted hereby or (iv) any transfer of the Shares.

     6. Rights in the Event of the Optionee's Disability. If the Optionee's employment with the Company or any parent or subsidiary corporation (within the meaning of Section 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the "Code"), ("Affiliates")) is terminated on account of permanent and total disability (as defined in Code Section 22(e)(3)), the Optionee or the Optionee's legal representative (or the Optionee's estate if the Optionee dies after termination of employment) may exercise the Option, to the extent exercisable on the date of the Optionee's termination of employment, at any time within one year after termination of employment but in no event after the expiration of the term of the Option as provided in Sections 2(b). The Optionee's "estate" means the Optionee's legal representative or any person who acquires the right to exercise the Option by reason of the Optionee's death.

     7. Rights in the Event of the Optionee's Death. If the Optionee dies while an employee of the Company or any Affiliate (or within three months after the Optionee ceases to be such an employee) but while he still has the right to exercise this Option, his estate may exercise the Option, to the extent exercisable at the date of the Optionee's death, any time within one year after the Optionee's death, but in no event after the expiration of the term of the Option as provided in Section 2(b).

     8. Rights in the Event of Termination of Employment. If Optionee's employment with the Company or any Affiliate is terminated involuntarily for "Cause" the Optionee's Option shall expire as of the date of termination of employment. "Cause" under this Agreement shall mean (i) material misconduct by the Optionee, (ii) any act by the Optionee that is materially adverse to the Company or any Affiliate, or (iii) breach by the Optionee of any employment or confidentiality or nondisclosure agreement with the Company or any Affiliate. "Cause" also shall have the meaning given to that term, or any similar term, under any employment agreement with the Company or any Affiliate. If the Optionee's employment is terminated for any reason other than death, disability, or as described in the preceding sentences of this Section, the Optionee (or the Optionee's estate, if the Optionee dies after the termination) may exercise the Option, to the extent exercisable before the termination, within three months after the termination, but in no event after the expiration of the term of the Option as provided in Section 2(b).

     9. Adjustment in the Shares. If the Shares, as presently constituted, shall be changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares, or otherwise) or if the number of Shares shall be increased through the payment of a share dividend, the Optionee shall receive upon exercise of the Option the number and kind of shares or other securities into which each outstanding Share shall be so changed, or for which each such Share shall be exchanged, or to which each such Share shall be entitled, as the case may be. The exercise price and other terms of the Option shall be appropriately amended to reflect the foregoing events. If there shall be any other change in the number or kind of the outstanding Shares, or of any shares or other securities into which the Shares shall have been changed, or for which the Shares shall have been exchanged, then, if the Board of Directors (or the Compensation Committee thereof (the "Compensation Committee")) shall, in its sole discretion, determine that such change equitably requires an adjustment in the Option, such adjustment shall be made in accordance with that determination; provided, however, that, without the consent of Odzer, which consent will not be unreasonably withheld, no adjustment, modification or other change made pursuant to this Section 9 shall be inconsistent with the intent of the Escrow Agreement or have a material adverse effect on Odzer. Notice of any adjustment shall be given by the Company to the Optionee.

     10. No Limitation on Rights of the Company. The grant of this Option shall not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

     11. Rights as a Shareholder. The Optionee shall have the rights of a shareholder with respect to the Shares covered by the Option only upon becoming the holder of record of those Shares. Until the Optionee becomes the holder of record of his respective Shares, Odzer shall retain all rights as a shareholder with respect to such Shares, including, but not limited to, the right to receive any dividends and other distributions with respect to the Shares, and to vote such Shares for all purposes and all permissible methods, and nothing herein shall be deemed or construed to limit such rights.

     12. Compliance with Applicable Law. Notwithstanding anything herein to the contrary, neither the Company nor the Grantor shall be obligated to cause to be issued or delivered from escrow any certificates for Shares pursuant to the exercise of the Option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any exchange upon which Shares are traded. Neither the Company nor the Grantor shall in any event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement. The Board of Directors (or the Compensation Committee) may require, as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws, regulations, and requirements, that the Optionee make such covenants, agreements, and representations as the Board of Directors (or the Compensation Committee, as the case may be), in its sole discretion, considers necessary or desirable.

     13. No Obligation to Exercise Option. The granting of the Option shall impose no obligation upon the Optionee to exercise the Option.

     14. Agreement Not a Contract of Employment. This Agreement is not a contract of employment, and the terms of employment of the Optionee or the relationship of the Optionee with the Company or any Affiliate shall not be affected in any way by this Agreement except as specifically provided herein. The execution of this Agreement shall not be construed as conferring any legal rights upon the Optionee for a continuation of employment or relationship with the Company, the Grantor or any Affiliate, nor shall it interfere with the right of the Company or any subsidiary thereof to discharge the Optionee and to treat him without regard to the effect which that treatment might have upon him as a Optionee.

     15. Withholding. Whenever Shares are to be delivered upon exercise of this Agreement, the Company shall be entitled to require as a condition of delivery that the Optionee remit to the Company an amount sufficient to satisfy the Company's federal, state and local withholding tax obligations with respect to the exercise of the Option granted hereby.

     16. Notices. All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses or sent by electronic transmission to the telecopier number specified below:

                        (a)   If to Grantor, to:
                              Howard Odzer
                              c/o Preferred Employers Holdings, Inc.
                              10800 Biscayne Blvd., Penthouse
                              Miami, FL  33161
                              Telephone: (305) 893-4040
                              Telecopy: (305)

                              with copies to:

                              Steel Hector & Davis LLP
                              200 South Biscayne Blvd.
                              Miami, FL  33131
                              Attn:  Thomas R. McGuigan P.A.
                              Telephone: (305) 577-2850
                              Telecopy: (305) 577-7001

                        (b)   If to the Company, to:

                              Preferred Employers Holdings, Inc.
                              10800 Biscayne Blvd., Penthouse
                              Miami, FL  33161
                              Telephone: (305) 893-4040
                              Telecopy: (305)

                              with copies to:

                              Baer Marks & Upham LLP
                              805 Third Avenue
                              New York, NY  10022
                              Attn:  Donald J. Bezahler, Esq.
                              Telephone: (212) 702-5700
                              Telecopy: (212) 702-5941

                        (c)   If to Optionee, to address set forth above.

     17. Governing Law. Except to the extent preempted by Federal law, this Agreement shall be construed and enforced in accordance with, and governed by, Delaware law.

     18. Receipt of Escrow Agreement. Optionee acknowledges receipt of a copy of the Escrow Agreement, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions of this Option and of the Escrow Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors of the Company or the Compensation Committee, upon any questions rising under the Escrow Agreement.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                        PREFERRED EMPLOYERS
                                          HOLDINGS, INC.


__________________________              By:___________________________
Witness                                      Its:


--------------------------              -------------------------------
Witness                                   HOWARD ODZER, Grantor



--------------------------              -------------------------------
Witness                                      , Optionee